Exhibit 99.2 Third Quarter 2024 Financial Review and Analysis (preliminary, unaudited) October 23, 2024 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. October 23, 2024 Financial Review and Analysis Third Quarter 2024 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near term include: (i) the impact on underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards, regulations, and preferences; (ii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iii) the cost and availability of raw materials; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: ● International Operations – worldwide economic, social, political and market conditions; changes in political conditions, including those related to China, the Russia-Ukraine war, and the Israel-Hamas war and related hostilities in the Middle East; ﬂuctuations in foreign currency exchange rates; and other risks associated with international operations, including in emerging markets ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, laws and regulations, tariffs and customer preferences; increasing environmental standards; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; ﬁnancial condition of distributors; outsourced manufacturers; product and service quality; restructuring and other productivity actions; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; collection of receivables from customers; our sustainability and governance practices; and epidemics, pandemics or other outbreaks of illness ● Information Technology – disruptions in information technology systems, cyber attacks or other security breaches; and successful installation of new or upgraded information technology systems ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Human Capital – recruitment and retention of employees and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; ﬂuctuations in interest rates; volatility in ﬁnancial markets; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to compliance and anti-corruption, environmental, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2023 Form 10-K, ﬁled with the Securities and Exchange Commission on February 21, 2024, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. October 23, 2024 Financial Review and Analysis Third Quarter 2024 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparisons with the results of competitors for quarters and year-to-date periods, as applicable. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are also useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures from the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or the ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-9 to news release dated October 23, 2024). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal matters and settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments, currency adjustments due to highly inﬂationary economies, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency or timing. We use the non-GAAP ﬁnancial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation, and, where applicable, an extra week in our ﬁscal year, the calendar shift resulting from an extra week in the prior ﬁscal year, currency adjustments for transitional reporting of highly inﬂationary economies, and the reclassiﬁcation of sales between segments. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior-period results translated at current period average exchange rates to exclude the effect of foreign currency ﬂuctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense; other non-operating expense (income), net; and other items. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Adjusted free cash ﬂow (adjusted FCF) refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from company-owned life insurance policies, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments, less net cash used for Argentine Blue Chip Swap securities. Where applicable, adjusted free cash ﬂow is also adjusted for certain acquisition-related transaction costs. We believe that adjusted free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. • Adjusted free cash ﬂow conversion refers to adjusted free cash ﬂow divided by net income. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. October 23, 2024 Financial Review and Analysis Third Quarter 2024 3

Delivered another strong quarter with Q3 adj. EPS up 9%, above expectations Materials Group delivered solid sales growth and strong margins ● Label Materials volume/mix up mid-single digits ● Strong adj. EBITDA margin (non-GAAP) of 17%; moderated sequentially, as expected (seasonality) Solutions Group delivered strong sales growth and expanded margins ● Strong growth in apparel; volume environment remained normalized ● Strong adj. EBITDA margin of 18%, up more than 100 bps vs. PY and sequentially Intelligent Labels adoption increasing in new categories ● In Food, ﬁrst U.S. grocer moves to adopt item-level tagging solution in bakery ● In Q3, delivered strong growth in apparel/general retail, partially offset by logistics (PY rollout) Continued to generate strong adj. free cash ﬂow (non-GAAP) Raising FY24 adj. EPS (non-GAAP) guidance to $9.35 to $9.50 ● At midpoint, up ~3 cents compared to previous guidance and 19% vs. PY October 23, 2024 Financial Review and Analysis Third Quarter 2024 4

Third Quarter 2024 Review Reported operating income of $264 mil. ● Adj. EBITDA (non-GAAP) of $358 mil., up 6% vs. PY Net sales of $2.2 bil. ● Adj. EBITDA margin of 16.4%, up 40 bps Sales change ex. curr. (non-GAAP) up 5% Organic sales change (non-GAAP) up 4% YTD adj. FCF of $420 mil., up $46 mil. vs. PY YTD returned $315 mil. to shareholders through dividends and share repurchases Reported EPS of $2.25 Maintained strong balance sheet; continuing to deploy capital in disciplined manner Adj. EPS of $2.33, up 9% ● Net debt to adj. EBITDA (non-GAAP) ratio of 2.1 October 23, 2024 Financial Review and Analysis Third Quarter 2024 5

Our leading position in Intelligent Labels is delivering significant growth

Our Competitive Advantages

- **Industry-leading innovation**
  - Broad product and IP portfolio
  - Experienced team
  - State-of-the-art digital cloud platform and relevant data management capabilities
- **Significant scale**
  - Global footprint and deployment ability
  - Proprietary high-speed manufacturing processes
  - Vertically integrated
- **Go-to-market approach**
  - Broad direct and channel access
  - Proven adoption process
  - Segment expertise


'24 YTD up mid-teens
~17%
Organic Sales CAGR
Intelligent Labels enterprise-wide
~$850M
2017
2018
2019
2020
2021
2022
2023
2024

Targeting ~15%+ organic sales growth long-term, as adoption of RFID solutions continues(1)

October 23, 2024 Financial Review and Analysis Third Quarter 2024 6

(1) Intelligent Labels enterprise-wide long-term growth target is annualized over a horizon; growth in specific time periods is dependent on the timing of pipeline conversion and is likely to be uneven.

Quarterly sales trend analysis 3Q23 4Q23 1Q24 2Q24 3Q24 Reported Sales Change (9%) 4% 4% 7% 4% (1) Organic Sales Change (11%) 1% 3% 7% 4% Acquisitions/Divestitures 1% 1% 1% 1% 0.3% (1)(2) Sales Change Ex. Currency (10%) 3% 4% 8% 5% Currency Translation 1% 2% 0% (1%) (1%) (2) Reported Sales Change (9%) 4% 4% 7% 4% (1) Non-GAAP (2) Totals may not sum due to rounding October 23, 2024 Financial Review and Analysis Third Quarter 2024 7

Quarterly sales trend analysis (cont.) Organic Sales Change 3Q23 4Q23 1Q24 2Q24 3Q24 Materials Group (16%) (4%) 2% 6% 4% Solutions Group 1% 14% 6% 11% 6% Total Company (11%) 1% 3% 7% 4% Total Company (10%) 3% 4% 8% 5% Sales Change Ex. Currency October 23, 2024 Financial Review and Analysis Third Quarter 2024 8

Third quarter sales and margin comparisons Sales Change Reported Ex. Currency Organic Materials Group 3% 4% 4% Solutions Group 7% 7% 6% Total Company 4% 5% 4% Reported Adj. EBITDA Margin Operating Margin (non-GAAP) (1) 3Q24 3Q23 3Q24 3Q23 Materials Group 14.5% 12.1% 17.0% 17.0% Solutions Group 9.7% 7.9% 17.9% 16.4% Total Company 12.1% 9.9% 16.4% 16.0% (1) Reﬂects the impact of the reclassiﬁcation of the Argentine peso remeasurement made in Q4 2023 October 23, 2024 Financial Review and Analysis Third Quarter 2024 9

Third Quarter 2024 Results Materials Group 2023 Sales by Product Reported sales increased 3% to $1.5 bil. Label Materials High-value Sales up 4% ex. currency and organically Categories Graphics & Reﬂectives ● Label Materials up low-to-mid single digits on 36% organic basis Performance Tapes & Medical ○ Volume/mix up mid-single digits, partially Other offset by deﬂation-related price reductions ● Graphics and Reﬂectives up mid-single digits organically ● Performance Tapes and Medical up low single digits organically 2023 Sales by Geography Reported operating margin of 14.5% U.S. & Canada ● Adj. EBITDA margin of 17.0% comparable to PY, Emerging Western Europe Markets as beneﬁts from higher volume/mix and E. Europe & MENA productivity were partially offset by higher 38% Asia Paciﬁc employee-related costs and net impact of pricing and raw material input costs Latin America October 23, 2024 Financial Review and Analysis Third Quarter 2024 10 Est. End Market Product Category

Third Quarter 2024 Results Solutions Group 2023 Sales by Product Reported sales increased 7% to $686 mil. Base Solutions Sales up 7% ex. currency and 6% organically High-value Intelligent Labels (IL) Categories ● Solutions high-value categories up low single Vestcom 60% digits ex. currency Ext. Embellishments ○ Strong growth in IL apparel and general (Embelex) retail, partially offset by IL logistics and other high-value solutions ● Solutions base categories up mid teens ex. currency Reported operating margin of 9.7% 2023 Sales by Geography ● Adj. EBITDA margin of 17.9%, up 150 bps, driven U.S. & Canada by beneﬁts from productivity and higher volume, partially offset by higher employee-related costs Europe and investments Asia Paciﬁc ○ Adj. EBITDA margin up 110 bps sequentially Latin America October 23, 2024 Financial Review and Analysis Third Quarter 2024 11 Est. End Market Product Category

2024 EPS Guidance Previous Updated Reported EPS $8.75 - $8.95 $8.75 - $8.90 ~$0.23 ~$0.25 Est. restructuring costs ~$0.32 ~$0.35 Est. other items, incl. impact of venture investments Adjusted EPS $9.30 - $9.50 $9.35 - $9.50 Full-year 2024 contributing factors ● Reported sales growth of 5.0% to 5.5% (previously 4.5% to 5.5%), including ~0.5% beneﬁt from acquisitions ● Organic sales growth of 4.5% to 5.0% (previously 4.0% to 5.0%) ○ Strong volume growth, partially offset by deﬂation-related price reductions ● Incremental savings of $55+ mil. from restructuring actions, net (previously $50+ mil.) ● ~$5 mil. headwind to operating income from currency translation, assuming recent rates (previously ~$10 mil. headwind) ● Targeting ~100% adj. FCF conversion; ﬁxed and IT capital spend comparable to PY ● Adj. tax rate of ~26% October 23, 2024 Financial Review and Analysis Third Quarter 2024 12

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